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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 14, 2003
Date of Report (Date of Earliest Event Reported)

FTD, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-21277	13-3711271
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
3113 Woodcreek Drive Downers Grove, Illinois 60515-5420 (Address of principal executive offices, including zip code)
(630) 719-7800 (Registrant's telephone number, including area code)

Item 9.    Regulation FD Disclosure

        On February 14, 2003, in connection with the filing of the Quarterly Report on Form 10-Q of FTD, Inc. (the "Company") for the quarter ended December 31, 2002 (the "Report"), Robert L. Norton, the Chief Executive Officer, and Carrie A. Wolfe, the Chief Financial Officer of the Company, respectively, each provided to the Securities and Exchange Commission a statement certifying pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

  (1)
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FTD, Inc.
/s/ CARRIE A. WOLFE Carrie A. Wolfe Chief Financial Officer and Treasurer
Date: February 14, 2003

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  Item 9. Regulation FD Disclosure
SIGNATURES